EXHIBIT 10.38

               AMENDMENT NO. 2 TO LOAN AND NOTE PURCHASE AGREEMENT

          Amendment No. 2 to Loan and Note Purchase Agreement (the "Amendment") is entered into as of this 5 day of April, 2000 by and among eGlobe, Inc., a Delaware corporation ("Parent"), eGlobe Financing Corporation, a Delaware
corporation  ("eGlobe  Financing"),   IDX  Financing  Corporation,   a  Delaware
corporation ("IDX Financing"), Telekey Financing Corporation, a Delaware corporation ("Telekey Financing" and together with eGlobe Financing and IDX Financing, the "Financing Companies"), eGlobe/Coast, Inc., a Delaware corporation ("eGlobe/Coast") and EXTL Investors, LLC, a Nevada limited liability corporation ("EXTL Investors").

          WHEREAS, Parent, the Financing Companies and EXTL Investors entered into a Loan and Note Purchase Agreement dated April 9, 1999, as amended by a letter agreement dated June 16, 1999 and as further amended by Amendment No. 1 to Loan and Note Purchase Agreement dated as of June 30, 1999 (collectively, the "Note Purchase Agreement"), pursuant to which the Financing Companies originally borrowed $20 million from EXTL Investors as evidenced by a certain 5% secured note dated as of June 30, 1999 (the "Secured Notes") and a certain revolving note dated as of June 30, 1999 based on the balance of accounts receivable (the "A/R Note");

          WHEREAS, as prepayment (the "Prepayment") of $4 million under the Secured Notes, Parent issued to EXTL Investors 40 shares of its 6% Series J Cumulative Convertible Preferred Stock and appropriate notations were made on the Secured Notes reflecting such Prepayment;

          WHEREAS, on December 2, 1999, Coast International, Inc. ("Coast") merged with and into eGlobe/Coast pursuant to the terms of an Agreement and Plan of Merger dated November 29, 1999 among Parent, eGlobe/Coast, Coast and the stockholders of Coast, as a result of which eGlobe/Coast was the surviving company and remained a wholly owned subsidiary of Parent (the "Coast Merger");

          WHEREAS, prior to the Coast Merger and pursuant to a certain Revolving Credit Note Agreement dated March 5, 1999, Special Investment Risks, LLC, Nevada limited liability company ("Special Investment") has lent to Coast an aggregate principal amount of $3,250,000 as evidenced by a promissory note, a copy of which is attached hereto as Exhibit A ("Special Investment Note");

          WHEREAS, in connection with the consummation of the Coast Merger, eGlobe/Coast assumed Coast's obligations to repay all amounts due and payable under the Special Investment Note, whether at maturity, by acceleration or otherwise, in accordance with the terms of the Special Investment Note;

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          WHEREAS,  EXTL Investors and Special Investment are each affiliates of
Ronald Jensen;

          WHEREAS, EXTL Investors has consented to eGlobe/Coast's assumption of the obligations under the Special Investment Note and has agreed to permit Parent and the Financing Companies to guarantee the Special Investment Note and to secure such guarantee and to waive its rights to require Parent to cause eGlobe/Coast to convey to one of the Financing Companies the assets described in Exhibit G-2 of the Note Purchase Agreement on the condition that eGlobe/Coast guarantee repayment of the Secured Notes and the A/R Note and secure such guarantee as hereinafter set forth; and

          WHEREAS, the parties desire to make certain amendments to the Note Purchase Agreement intended to give the Special Investment Note the full benefit of certain of the security arrangements contained therein and in the security agreements and other documents referred to therein and to further secure the Secured Notes and the A/R Note.

          NOW THEREFORE, the parties hereto do hereby agree as follows:

          1. Capitalized terms used herein and not defined herein shall have the meaning ascribed to them in the Note Purchase Agreement. All terms and provisions of the Note Purchase Agreement, as amended hereby, shall continue in full force and effect, and are hereby confirmed in all respects.

          2. EXTL Investors hereby acknowledges that in connection with the Coast Merger that eGlobe/Coast assumed Coast's obligations to repay all amounts due and payable under the Special Investment Note, whether at maturity, by acceleration or otherwise, in accordance with the terms of the Special Investment Note and hereby consents to such assumption. EXTL Investors hereby consents to (i) Parent and the Financing Companies guaranteeing repayment of the Special Investment Note, (ii) the Financing Companies granting a security interest to Special Investment in the assets described in Exhibit G-1 of the Note Purchase Agreement and (iii) eGlobe/Coast granting a security interest to Special Investment in the assets described in Exhibit G-2 of the Note Purchase Agreement.

          3. EXTL Investors hereby waives its right under Section 1.2(f) of the Note Purchase Agreement to require Parent to convey or cause its subsidiaries to convey to the Financing Companies, during the period in which the Secured Notes and the A/R Note are outstanding, the assets acquired in the Coast Merger and which are described in Exhibit G-2 of the Note Purchase Agreement.

          4. eGlobe/Coast shall guarantee the repayment of the Secured Notes and the A/R Note by entering into a Guaranty (the "eGlobe/Coast Guaranty") substantially in the form attached hereto as Exhibit B for the benefit of EXTL Investors.

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

          5. eGlobe/Coast shall grant a security interest in those of its assets which are described in Exhibit G-2 of the Note Purchase Agreement to each of EXTL Investors and Special Investment (collectively, the "Investors") in proportion to all amounts due and payable under each of the Secured Notes, the A/R Note and the Special Investment Note by entering into a Security Agreement (the "eGlobe/Coast Security Agreement") substantially in the form attached hereto as Exhibit C. In the event that any of eGlobe/Coast's assets described in Exhibit G-2 of the Note Purchase Agreement are already encumbered by an Encumbrance that is not prohibited under the Note Purchase Agreement, it is intended that the Investors would receive a second priority security interest in such assets to the extent permitted by the documents evidencing the first security interest, and eGlobe/Coast and the Parent agree to use all reasonable efforts to obtain such consents as may be necessary from the holders of such first security interests to allow a second security interest to be placed on such assets for the benefit of the Investors.

          6. Parent and the Financing Companies shall guarantee the repayment of the Special Investment Note by entering into a Guaranty (the "eGlobe Guaranty") substantially in the form attached hereto as Exhibit D for the benefit of Special Investment.

          7. The Financing Companies shall grant a security interest in those of their assets which are described in Exhibit G-1 of the Note Purchase Agreement to EXTL Investors and Special Investment in proportion to all amounts due and payable under each of the Secured Notes, the A/R Note and the eGlobe Guaranty by amending and restating the Security Agreement substantially in the form attached hereto as Exhibit E.

          8. This Amendment No. 2 to Loan and Note Purchase Agreement may be executed in several counterparts, each of which is an original, but all of which together constitute one and the same agreement.

          9. All corporate law matters arising under this Amendment No. 2 to Loan and Note Purchase Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, and all other matters arising under this Agreement shall be governed by and construed in accordance with the laws of the State of Texas, in each case regardless of the laws that might otherwise govern under applicable principles of conflicts of law. Each of the parties consents to the jurisdiction of the federal courts whose districts encompass any part of the State of Texas or the state courts of the State of Texas in connection with any dispute arising under this Amendment No. 2 to Loan and Note Purchase Agreement and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non conveniens, to the bringing of any such proceeding in such jurisdictions.

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

     IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first set forth above.

                                        EGLOBE, INC.

                                        By:
                                           -------------------------------------

                                        Name/Title:
                                                  ------------------------------


                                        EGLOBE FINANCING CORPORATION

                                        By:
                                           -------------------------------------

                                        Name/Title:
                                                  ------------------------------


                                        IDX FINANCING CORPORATION

                                        By:
                                           -------------------------------------

                                        Name/Title:
                                                  ------------------------------


                                        TELEKEY FINANCING CORPORATION

                                        By:
                                           -------------------------------------

                                        Name/Title:
                                                  ------------------------------


                                        EGLOBE/COAST, INC.

                                        By:
                                           -------------------------------------

                                        Name/Title:
                                                  ------------------------------


                                        EXTL INVESTORS, LLC

                                        By:
                                           -------------------------------------

                                        Name/Title:
                                                  ------------------------------


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